UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2018

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

100 Fillmore St., 5th Floor, Denver, CO 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 385-8439

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01 Other Events.

Triangle Petroleum Corporation (“Triangle” or the “Company”) intends to file a Form 15 with the United States Securities and Exchange Commission (the “SEC”) on January 16, 2018 to voluntarily deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is eligible to file Form 15 because its common stock is currently held of record by less than 300 persons.

After detailed analysis and the thoughtful deliberation of the advantages and disadvantages of being an SEC reporting company, the Company’s Board of Directors approved the filing of the Form 15. The Board reviewed a number of factors in making this decision, including the substantial costs related to the filing of periodic reports with the SEC, and the limited liquidity for the Company’s common stock following delisting from the NYSE MKT stock exchange in April 2017.

Upon filing the Form 15 with the SEC, the Company will no longer be required to file reports under the Exchange Act, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The Company expects its common stock to continue trading on the OTC Pink marketplace following the filing of the Form 15; however, there can be no assurance that its common stock will continue to trade on this marketplace, whether any broker-dealer will make, or continue to make, a market in the Company’s common stock, or whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market.

Forward-Looking Statements Disclosure

The information presented in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that Triangle expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the consequences of the deregistration of Triangle’s common stock and suspension of its reporting obligations under the Exchange Act, and other risks discussed in Triangle's filings with the SEC. The forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and Triangle undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Ryan McGee
Ryan McGee
General Counsel